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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                     20549

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(b) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 12, 2000

                         Commission File Number 1-10629

                           LASER VISION CENTERS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                                      43-1530063
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(State or other jurisdiction of incorporation   (I.R.S. Employer Identification
 or organization)                                 number)

        540 MARYVILLE CENTRE DRIVE, SUITE 200, ST. LOUIS, MISSOURI 63141
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                    (Address of principal executive offices)

                                 (314) 434-6900
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              (Registrant's telephone number, including area code)

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              SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS AND
                                  RISK FACTORS

Certain statements contained in the press release filed with this Form 8-K and oral statements by directors or officers of the Company that are not based on historical fact constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "Laser Vision", "company", "we", "our" and "us" refer to Laser Vision Centers, Inc. The words "expect", "believe", "goal", "plan", "intend", "estimate", "project" and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements appear in the press release, and include statements regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things, the future success of its Market Development and Partnership strategies. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors.

The factors that might cause such differences include, among others, the following: (i) the loss of or changes in key personnel, management or directors;
(ii) our inability to close on Market Development and Partnership Agreements in the number and/or time frames projected; (iii) changes in state and/or federal governmental regulations which could materially affect our ability to operate;
(iv) any adverse governmental or regulatory changes or actions, including any healthcare regulations and related enforcement actions; (v) competition from new and existing centers which use lasers to correct vision and/or manufacturers;
(vi) changes in commercial prices for our services due to new developments in our markets; (vii) incorrect assumptions about the number of procedures which doctors will perform on our lasers; (viii) new methods of vision correction which could render our services less competitive or obsolete; (ix) litigation claims that may arise; (x) unanticipated changes in vendor relationships; and
(xi) other factors including those identified in our filings from time-to-time with the SEC.

During the next fiscal year, we anticipate that our laser revenue will grow at a significantly lower rate than our laser procedures as a result of the recent $150 decrease in the per procedure royalty fee. Our future revenues and profitability may fluctuate significantly. Our selling, general and administrative expenses are based on our expectations of future revenues and are relatively fixed in the short term. Any shortfall in revenues or profitability below expectations could have an immediate impact on our earnings per share and/or the market price of our common stock. Due to the previous factors, we believe our results of operations in any specific period may not be an accurate indicator of our future performance.

The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.


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                                    FORM 8-K

ITEM 5.  OTHER EVENTS

On April 12, 2000, the Company issued a press release pertaining to the Company's expected future performance and stock re-purchase program. A copy of that press release is attached hereto as an exhibit.

ITEM 7(C): LIST OF EXHIBITS FILED

99.1     Press Release dated April 12, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LASER VISION CENTERS, INC.


                             By: /s/ John J. Klobnak
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                                 John J. Klobnak
                             Chief Executive Officer






Date:  April 12, 2000

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